UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend
and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

February 28, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 52.90%❖
Consumer Discretionary – 8.24%
Autoliv	18,600	$829,746
Bayerische Motoren Werke	19,215	779,196
Comcast Class A	35,800	588,552
†DIRECTV Group	1,900	64,315
Disney (Walt)	18,000	562,320
*Don Quijote	29,100	737,082
*Esprit Holdings	104,132	742,554
Home Depot	19,200	599,040
*KB HOME	17,000	276,760
Lowe's	24,900	590,379
Mattel	29,700	653,103
McGraw-Hill Companies	19,500	666,900
*PPR	4,857	557,475
*Publicis Groupe	18,023	710,979
Round One	53,382	343,741
Target	12,200	628,544
Techtronic Industries	858,500	656,981
Toyota Motor	21,184	794,132
Vivendi	35,235	887,621
WPP Group	47,937	441,913
Yue Yuen Industrial Holdings	210,000	626,321
		12,737,654
Consumer Staples – 4.76%
Archer-Daniels-Midland	19,300	566,648
Chaoda Modern Agriculture Holdings	766,000	828,962
*Coca-Cola Amatil	77,328	777,344
CVS Caremark	18,400	621,000
@Greggs	85,308	537,681
Heinz (H.J.)	13,900	638,010
Kimberly-Clark	9,200	558,808
Kraft Foods Class A	21,700	616,931
Metro	13,914	713,438
Parmalat	317,956	802,276
Safeway	27,800	692,776
		7,353,874
Diversified REITs – 1.24%
British Land	27,905	187,200
*Corio	2,648	163,847
*Digital Realty Trust	4,400	226,952
Duke Realty	8,600	95,460
Entertainment Properties Trust	8,236	314,779
Goodman Group	247,237	132,907
Investors Real Estate Trust	10,260	91,724
Lexington Reality Trust	28,070	167,017
Stockland	70,059	254,844
*Unibail-Rodamco	1,399	276,228
		1,910,958
Energy – 5.17%
Anadarko Petroleum	9,500	666,235
Chevron	7,700	556,710
CNOOC	571,000	900,417
ConocoPhillips	11,700	561,600
Devon Energy	8,300	571,538
Exxon Mobil	8,600	559,000
Marathon Oil	18,800	544,260
National Oilwell Varco	13,500	586,845
Occidental Petroleum	7,300	582,905
Petroleo Brasiliero ADR	21,300	817,920

*Total	6,572	366,734
†Transocean	8,700	694,434
Williams Companies	27,400	590,196
		7,998,794
Financials – 7.24%
Allstate	20,000	625,000
*AXA	29,912	602,210
Banco Santander	61,383	798,155
Bank of New York Mellon	21,500	613,180
BB&T	23,000	656,190
Comerica	20,100	725,208
Fifth Street Finance	26,754	303,123
JPMorgan Chase & Co	14,100	591,777
Marsh & McLennan	27,100	629,262
Mitsubishi UFJ Financial Group	162,789	822,832
*Nordea Bank	77,142	753,054
*Solar Capital	43,539	805,472
Standard Chartered	33,184	790,966
State Street	13,500	606,285
SunTrust Banks	28,400	676,204
Travelers Companies	12,100	636,339
UniCredit	221,894	561,098
		11,196,355
Health Care – 4.55%
Abbott Laboratories	10,900	591,652
†Alliance HealthCare Services	6,522	32,545
Astellas Pharma	22,200	835,968
AstraZeneca	7,735	340,193
Bristol-Myers Squibb	22,700	556,377
Cardinal Health	18,200	618,254
Johnson & Johnson	9,200	579,600
Merck	16,100	593,768
Novartis	16,853	937,279
Novo Nordisk Class B	6,315	446,000
Pfizer	31,844	558,862
Quest Diagnostics	9,500	539,125
Sanofi-Aventis	5,578	408,034
		7,037,657
Health Care REITs – 0.06%
Nationwide Health Properties	2,800	92,932
		92,932
Hotel REITs – 0.04%
†Chesapeake Lodging Trust	2,995	59,840
		59,840
Industrial REITs – 0.37%
Cambridge Industrial Trust	1,170,000	370,385
DCT Industrial Trust	16,877	83,035
ING Industrial Fund	307,371	117,040
		570,460
Industrials – 6.77%
Asahi Glass	87,000	868,727
*Compagnie de Saint-Gobain	12,981	610,183
Deutsche Post	41,827	678,913
Finmeccanica	47,491	614,027
†Flextronics International	6,400	44,544
General Electric	38,300	615,098
Honeywell International	15,000	602,400
ITOCHU	98,398	793,121
Koninklijke Philips Electronics	23,613	690,343
*†Mobile Mini	2,394	32,534
Northrop Grumman	10,600	649,356
*Pitney Bowes	25,900	593,110
Singapore Airlines	76,000	804,496
Teleperformance	28,050	894,162
Tomkins	256,722	754,422
Vallourec	3,313	633,163
*Waste Management	18,000	594,360
		10,472,959
Information Technology – 4.20%
†CGI Group Class A	130,675	1,838,152

†EMC	52,500	918,225
Intel	29,600	607,688
International Business Machines	4,600	584,936
†Motorola	73,200	494,832
Nokia	65,219	878,762
*†Sohu.com	10,200	522,342
Xerox	69,100	647,467
		6,492,404
Malls REITs – 0.42%
Simon Property Group	8,264	646,989
		646,989
Manufactured Housing REITs – 0.07%
Equity Lifestyle Properties	2,300	114,402
		114,402
Materials – 2.76%
*Agrium	16,000	1,035,999
*ArcelorMittal	11,050	420,859
Dow Chemical	22,000	622,820
duPont (E.I.) deNemours	18,100	610,332
Lafarge	9,521	617,511
Nucor	13,100	542,340
*Vale ADR	14,800	412,328
		4,262,189
Mortgage REITs – 0.13%
Annaly Capital Management	2,600	47,788
Chimera Investment	12,100	48,400
Cypress Sharpridge Investments	8,200	108,486
		204,674
Multifamily REITs – 0.10%
Camden Property Trust	3,900	156,195
		156,195
Office REITs – 0.44%
Government Properties Income Trust	3,852	90,715
Mack-Cali Realty	8,300	278,382
Orix REIT	17	81,718
Parkway Properties	3,500	58,100
SL Green Realty	3,300	168,498
		677,413
Real Estate Management & Development – 0.38%
Mitsubishi Estate	10,549	165,663
Renhe Commercial Holdings	198,000	45,406
Shimao Property Holdings	25,500	42,511
Starwood Property Trust	17,700	331,167
		584,747
Shopping Center REITs – 0.62%
*Kimco Realty	16,900	234,741
Link REIT	33,000	82,989
Macquarie CountryWide Trust	355,587	181,595
Ramco-Gershenson Properties Trust	13,783	138,106
*Regency Centers	3,900	135,213
Westfield Group	16,989	182,960
		955,604
Single Tenant REITs – 0.13%
*National Retail Properties	9,337	198,131
		198,131
Telecommunications – 2.51%
AT&T	21,300	528,453
Chunghwa Telecom ADR	35,002	653,834
*Frontier Communications	25,700	200,203
†GeoEye	500	11,910
Telstra	128,729	342,544
*TELUS	26,384	865,843
Verizon Communications	17,900	517,847
Vodafone Group	351,723	758,974
		3,879,608
Utilities – 2.70%
American Electric Power	17,000	571,540
Duke Energy	34,400	562,440
Edison International	16,800	548,184
National Grid	79,634	792,408

NorthWestern		3,800	95,190
Progress Energy		14,400	551,376
Public Service Enterprise Group		17,800	529,016
Sempra Energy		10,600	521,202
			4,171,356
Total Common Stock (cost $91,321,638)			81,775,195

Convertible Preferred Stock – 1.11%
Banking, Finance & Insurance – 0.02%
@Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11		20,000	30,600
			30,600
Energy – 0.18%
Whiting Petroleum 6.25% exercise price $43.42, expiration date 12/31/49		1,500	274,500
			274,500
Health Care & Pharmaceuticals – 0.42%
*Merck 6.00% exercise price $52.85, expiration date 8/13/10		22	5,544
Mylan 6.50% exercise price $17.08, expiration date 11/15/10		505	650,945
			656,489
Telecommunications – 0.49%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		1,000	752,750
			752,750
Total Convertible Preferred Stock (cost $2,674,190)			1,714,339

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.36%
Fannie Mae
Series 2001-50 BA 7.00% 10/25/41	USD	173,380	187,196
Series 2003-122 4.50% 2/25/28		100,771	104,657
Freddie Mac
Series 2557 WE 5.00% 1/15/18		60,000	64,406
Series 3094 US 6.75% 9/15/34		55,049	54,402
Series 3131 MC 5.50% 4/15/33		40,000	42,971
Series 3173 PE 6.00% 4/15/35		65,000	70,553
Series 3337 PB 5.50% 7/15/30		25,000	26,401
Total Agency Collateralized Mortgage Obligations (cost $516,179)			550,586

Agency Mortgage-Backed Securities – 2.42%
•Fannie Mae ARM
5.117% 3/1/38		63,558	66,868
5.148% 11/1/35		28,816	30,325
5.369% 4/1/36		34,694	36,229
6.015% 10/1/36		40,110	41,925
6.085% 10/1/36		26,191	27,385
6.307% 4/1/36		154,406	161,162
Fannie Mae S.F. 15 yr 5.50% 1/1/23		67,853	72,394
Fannie Mae S.F. 15 yr TBA 4.00% 3/1/25		500,000	510,391
Fannie Mae S.F. 30 yr
5.00% 12/1/36		217,766	226,491
5.00% 12/1/37		28,858	29,976
5.00% 2/1/38		21,798	22,643
6.50% 6/1/36		50,281	53,819
6.50% 10/1/36		37,891	40,557
6.50% 12/1/37		53,258	56,922
Freddie Mac 6.00% 1/1/17		77,175	80,966
•Freddie Mac ARM
5.687% 7/1/36		24,546	25,533
5.819% 10/1/36		63,108	65,386
Freddie Mac S.F. 15 yr
5.00% 6/1/18		23,700	25,187
5.00% 12/1/22		142,962	151,617
Freddie Mac S.F. 30 yr
5.00% 1/1/34		1,075,184	1,122,464
7.00% 11/1/33		63,877	70,383
9.00% 9/1/30		56,952	66,272
GNMA I S.F. 30 yr
7.50% 12/15/23		120,229	135,411
7.50% 1/15/32		87,541	98,938
9.50% 9/15/17		79,852	90,519
12.00% 5/15/15		59,412	67,577

GNMA II S.F. 30 yr
6.00% 11/20/28	105,234	113,744
6.50% 2/20/30	223,646	245,266
Total Agency Mortgage-Backed Securities (cost $3,518,521)		3,736,350

Commercial Mortgage-Backed Securities – 2.57%
#American Tower Trust 144A
Series 2007-1A AFX 5.42% 4/15/37	75,000	78,750
Series 2007-1A D 5.957% 4/15/37	25,000	26,250
Bank of America Commercial Mortgage Securities
•Series 2004-3 A5 5.414% 6/10/39	50,000	52,344
Series 2004-5 A3 4.561% 11/10/41	475,000	485,836
Series 2005-1 A3 4.877% 11/10/42	62,387	62,366
•Series 2005-6 A4 5.179% 9/10/47	180,000	186,836
•Series 2005-6 AM 5.179% 9/10/47	25,000	22,692
•Series 2007-4 AM 5.811% 2/10/51	40,000	30,856
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	100,000	102,801
•Series 2005-T20 A4A 5.15% 10/12/42	230,000	240,318
•Series 2006-PW12 A4 5.719% 9/11/38	25,000	26,108
Series 2006-PW14 A4 5.201% 12/11/38	60,000	60,248
Series 2007-PW15 A4 5.331% 2/11/44	75,000	69,427
•Series 2007-T28 A4 5.742% 9/11/42	65,000	66,906
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	95,000	97,497
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	60,000	61,726
Series 2005-GG4 A4A 4.751% 7/10/39	420,000	427,305
•Series 2006-GG6 A4 5.553% 4/10/38	60,000	58,962
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	25,000	26,134
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP3 A4A 4.936% 8/15/42	35,000	35,429
Series 2005-LDP5 A4 5.18% 12/15/44	150,000	154,635
•LB-UBS Commercial Mortgage Trust Series 2004-C4 A4 2004-C4 A4 5.223% 6/15/29	475,000	488,535
•Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-7 A4 5.747% 6/12/50	150,000	131,986
Morgan Stanley Capital I
Series 2005-IQ9 A4 4.66% 7/15/56	350,000	354,412
•Series 2006-HQ9 A4 5.731% 7/12/44	315,000	330,869
•Series 2007-IQ14 A4 5.692% 4/15/49	150,000	132,478
•Series 2007-T27 A4 5.649% 6/11/42	160,000	162,538
Total Commercial Mortgage-Backed Securities (cost $3,721,750)		3,974,244

Convertible Bonds – 10.36%
Aerospace & Defense – 0.33%
L-3 Communications Holdings 3.00% exercise price $100.14, expiration date 8/1/35	460,000	482,425
*#L-3 Communications Holdings 144A 3.00% exercise price $100.14, expiration date 8/1/35	25,000	26,219
		508,644
Automobiles & Automotive Parts – 0.19%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	380,000	298,300
		298,300
Banking, Finance & Insurance – 0.40%
Jefferies Group 3.875% exercise price $39.20 expiration date 11/1/29	615,000	613,463
		613,463
Basic Materials – 0.93%
Century Aluminum 1.75% exercise price $30.54, expiration date 8/1/24	30,000	26,813
Rayonier TRS Holdings 3.75% exercise price $54.81, expiration date 10/15/12	910,000	963,462
#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13	360,000	440,550
		1,430,825
Building & Materials – 0.06%
Beazer Homes USA 4.625% exercise price $49.64, expiration date 6/15/24	90,000	87,300
		87,300
Computers & Technology – 1.49%
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 5/1/15	775,000	719,781
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	900,000	829,124
*#Intel 144A 3.25% exercise price $22.68, expiration date 8/1/39	125,000	141,094
Linear Technology 3.00% exercise price $46.12, expiration date 5/1/27	310,000	300,313
SanDisk 1.00% exercise price $82.35, expiration date 5/15/13	385,000	320,513
		2,310,825
Electronics & Electrical Equipment – 0.09%
Flextronics International 1.00% exercise price $15.53, expiration date 8/1/10	140,000	139,125
		139,125

Energy – 0.91%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38	750,000	560,625
Peabody Energy exercise 4.75% price $58.45, expiration date 12/15/41	615,000	633,450
Transocean 1.50% exercise price $168.61, expiration date 12/15/37	220,000	210,925
		1,405,000
Health Care & Pharmaceuticals – 1.86%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13	435,000	437,175
fHologic 2.00% exercise price $38.59, expiration date 12/15/37	990,000	851,399
*Inverness Medical Innovations 3.00% exercise price $43.98, expiration date 5/15/16	530,000	588,962
Medtronic 1.625% exercise price $55.41, expiration date 4/15/13	525,000	547,313
*Millipore 3.75% exercise price $90.51, expiration date 6/1/26	390,000	456,300
		2,881,149
Leisure, Lodging & Entertainment – 0.62%
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14	310,000	329,763
*#International Game Technology 144A 3.25% exercise price $19.97, expiration date 5/1/14	540,000	634,500
		964,263
Real Estate – 0.81%
#Corporate Office Properties 144A 3.50% exercise price $53.12, expiration date 9/15/26	330,000	322,575
*#Digital Realty Trust 144A 5.50% exercise price $43.00, expiration date 4/15/29	380,000	498,513
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/15/30	185,000	182,151
ProLogis 2.25% exercise price $75.98, expiration date 4/1/37	260,000	246,025
		1,249,264
Telecommunications – 2.18%
Alaska Communications System Group 5.75% exercise price $12.90, expiration date 3/1/13	795,000	728,418
Alcatel-Lucent USA 2.875% exercise price $16.75, expiration date 6/15/23	45,000	45,000
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	300,000	260,250
Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	690,000	660,675
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12	700,000	651,000
Qwest Communications International 4.00% exercise price $5.12, expiration date 11/15/25	200,000	212,500
#SBA Communications 144A 4.00% exercise price $30.38, expiration date 10/1/14	285,000	381,544
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	480,000	427,200
		3,366,587
Transportation – 0.49%
Bristow Group 3.00% exercise price $77.34, expiration date 6/14/38	875,000	764,531
		764,531
Total Convertible Bonds (cost $14,480,082)		16,019,276

Corporate Bonds – 32.96%
Banking – 2.48%
•BAC Capital Trust XIV 5.63% 12/31/49	205,000	145,038
#Barclays Bank 144A 6.05% 12/4/17	100,000	102,747
Capital One Financial 7.375% 5/23/14	95,000	109,003
Credit Suisse 5.40% 1/14/20	60,000	60,376
•#HBOS Capital Funding 144A 6.071% 6/29/49	185,000	136,900
JPMorgan Chase Capital
XVIII 6.95% 8/17/36	10,000	9,792
XXII 6.45% 2/2/37	20,000	18,325
XXV 6.80% 10/1/37	40,000	39,241
•Kazkommerts Finance 2 8.625% 7/27/16	1,000,000	812,500
#Lloyds TSB Bank 144A 5.80% 1/13/20	100,000	96,944
PNC Funding
5.125% 2/8/20	30,000	30,490
5.25% 11/15/15	60,000	63,231
5.625% 2/1/17	35,000	36,327
@*Popular North America Capital Trust I 6.564% 9/15/34	25,000	16,521
•#Rabobank Nederland 144A 11.00% 12/29/49	280,000	355,793
Regions Financial 7.75% 11/10/14	40,000	41,192
#Russian Agricultural Bank 144A 9.00% 6/11/14	1,000,000	1,142,500
•USB Capital IX 6.189% 10/29/49	245,000	204,575
Wachovia 5.625% 10/15/16	55,000	57,009
•Wells Fargo Capital XIII 7.70% 12/29/49	90,000	89,100
Zions Bancorporation
5.50% 11/16/15	80,000	68,578
5.65% 5/15/14	15,000	13,140
6.00% 9/15/15	215,000	186,023
		3,835,345

Basic Industry – 4.38%
#Algoma Acquisition 144A 9.875% 6/15/15		160,000	141,200
#Appleton Papers 144A 10.50% 6/15/15		120,000	111,600
Arcelormittal 9.85% 6/1/19		65,000	82,029
California Steel Industries 6.125% 3/15/14		14,000	13,440
Century Aluminum 8.00% 5/15/14		111,100	109,989
Cytec Industries 8.95% 7/1/17		10,000	11,945
Dow Chemical
5.90% 2/15/15		30,000	32,515
8.55% 5/15/19		40,000	48,437
#Evraz Group 144A
8.25% 11/10/15		1,000,000	1,002,500
9.50% 4/24/18		100,000	104,250
Freeport McMoRan Copper & Gold 8.375% 4/1/17		120,000	130,375
#Innophos Holding 144A 9.50% 4/15/12		115,000	115,288
#MacDermid 144A 9.50% 4/15/17		340,000	341,700
*#Momentive Performance Material 144A 12.50% 6/15/14		65,000	71,825
*Newpage 11.375% 12/31/14		60,000	57,600
#NewPage 144A 11.375% 12/31/14		160,000	153,600
•Noranda Aluminium Acquisition PIK 5.274% 5/15/15		181,673	143,067
@#Norske Skogindustrier 144A 7.125% 10/15/33		150,000	80,250
Novelis 7.25% 2/15/15		30,000	27,975
#Novelis 144A 11.50% 2/15/15		105,000	112,088
#PE Paper Escrow GmbH 144A 12.00% 8/1/14		100,000	108,686
Reliance Steel & Aluminum 6.85% 11/15/36		24,000	21,563
Ryerson
•7.624% 11/1/14		115,000	103,213
12.00% 11/1/15		95,000	98,088
Southern Copper 7.50% 7/27/35		1,000,000	1,034,774
#Steel Capital 144A 9.75% 7/29/13		1,100,000	1,186,679
Steel Dynamics 7.75% 4/15/16		190,000	190,000
#Teck Resources 144A 10.75% 5/15/19		115,000	142,025
Vale Overseas 6.875% 11/21/36		979,000	996,363
			6,773,064
Brokerage – 1.29%
#Cemex Finance 144A 9.50% 12/14/16		140,000	143,500
Citigroup
6.01% 1/15/15		65,000	68,063
6.50% 8/19/13		25,000	26,912
•Citigroup Capital XXI 8.30% 12/21/57		100,000	93,250
•E TRADE Financial PIK 12.50% 11/30/17		236,000	274,350
Goldman Sachs Group
5.125% 1/15/15		50,000	52,878
5.95% 1/18/18		10,000	10,512
6.25% 9/1/17		20,000	21,564
Jefferies Group
6.25% 1/15/36		5,000	4,179
6.45% 6/8/27		60,000	53,285
Lazard Group
6.85% 6/15/17		30,000	30,513
7.125% 5/15/15		4,000	4,260
Morgan Stanley
5.375% 10/15/15		100,000	104,306
6.00% 4/28/15		60,000	64,161
#Morgan Stanley 144A 10.09% 5/3/17	BRL	2,000,000	1,034,780
			1,986,513
Capital Goods – 2.01%
AMH Holdings 11.25% 3/1/14	USD	105,000	104,475
*#Associated Materials 144A 9.875% 11/15/16		15,000	15,975
#BAE Systems Holdings 144A 5.20% 8/15/15		20,000	21,123
#BWAY 144A 10.00% 4/15/14		195,000	201,825
#C8 Capital 144A 6.64% 12/31/49		140,000	98,244
#Dae Aviation 144A 11.25% 8/1/15		120,000	110,100
#FMG Finance 144A 10.625% 9/1/16		185,000	207,200
Graham Packaging 9.875% 10/15/14		135,000	138,375
#Graphic Packaging International 144A 9.50% 6/15/17		105,000	110,775
*Hexion US Finance 9.75% 11/15/14		204,000	193,800
Intertape Polymer 8.50% 8/1/14		85,000	71,825
*Manitowoc 9.50% 2/15/18		140,000	140,350
#Plastipak Holdings 144A
8.50% 12/15/15		105,000	105,525
10.625% 8/15/19		105,000	116,288

#Ply Gem Industries 144A 13.125% 7/15/14	135,000	136,350
Pregis 12.375% 10/15/13	275,000	274,312
*RBS Global/Rexnord 11.75% 8/1/16	235,000	245,574
*Sally Holdings 10.50% 11/15/16	225,000	243,562
Solo Cup 8.50% 2/15/14	205,000	195,775
Thermadyne Holdings 11.50% 2/1/14	195,000	191,588
#Trimas 144A 9.75% 12/15/17	115,000	116,150
USG 6.30% 11/15/16	23,000	20,355
#USG 144A 9.75% 8/1/14	45,000	47,475
		3,107,021
Consumer Cyclical – 2.29%
#Allison Transmission 144A 11.00% 11/1/15	200,000	208,500
American Axle & Manufacturing 7.875% 3/1/17	150,000	131,250
#American Axle & Manufacturing Holdings 144A 9.25% 1/15/17	50,000	52,000
ArvinMeritor
*8.125% 9/15/15	145,000	132,675
10.625% 3/15/18	75,000	73,518
Beazer Homes USA
8.125% 6/15/16	50,000	42,500
*8.375% 4/15/12	95,000	94,050
Burlington Coat Factory Investment Holdings 14.50% 10/15/14	215,000	221,449
*Burlington Coat Factory Warehouse 11.125% 4/15/14	70,000	71,575
CVS Caremark 6.60% 3/15/19	10,000	11,240
w#CVS Pass Through Trust 144A 8.353% 7/10/31	79,233	91,872
Duane Reade 11.75% 8/1/15	65,000	82,225
*Ford Motor 7.45% 7/16/31	270,000	238,612
Ford Motor Credit
7.80% 6/1/12	120,000	121,330
12.00% 5/15/15	155,000	177,235
‡General Motors 7.20% 1/15/11	240,000	73,800
*GMAC 8.00% 12/31/18	145,000	135,575
Interface 9.50% 2/1/14	25,000	25,688
#Interface 144A 11.375% 11/1/13	40,000	45,200
K Hovnanian Enterprises
6.25% 1/15/15	35,000	26,425
7.50% 5/15/16	65,000	46,800
#K Hovnanian Enterprises 144A 10.625% 10/15/16	65,000	68,250
#Landry's Restaurants 144A 11.625% 12/1/15	205,000	215,249
M/I Homes 6.875% 4/1/12	90,000	87,750
Meritage Homes
6.25% 3/15/15	35,000	33,163
7.00% 5/1/14	160,000	156,000
Navistar International 8.25% 11/1/21	130,000	132,600
Norcraft Holdings 9.75% 9/1/12	66,000	62,370
#Norcraft Holdings 144A 10.50% 12/15/15	100,000	104,000
*OSI Restaurant Partners 10.00% 6/15/15	127,000	120,650
Quiksilver 6.875% 4/15/15	200,000	171,500
*Rite Aid 9.375% 12/15/15	160,000	134,400
#Standard Pacific Escrow 144A 10.75% 9/15/16	75,000	78,563
*Tenneco 8.625% 11/15/14	70,000	69,125
#Toys R Us Property 144A 10.75% 7/15/17	5,000	5,513
		3,542,652
Consumer Non-Cyclical – 1.40%
*#Alliance One International 144A 10.00% 7/15/16	205,000	214,224
Beckman Coulter
6.00% 6/1/15	25,000	27,637
7.00% 6/1/19	25,000	28,633
#Cott Beverages 144A 8.375% 11/15/17	85,000	86,700
#Dole Food 144A 13.875% 3/15/14	91,000	108,973
#JBS USA 144A 11.625% 5/1/14	65,000	73,775
#JohnsonDiversey Holdings 144A 10.50% 5/15/20	290,000	303,049
Kraft Foods
4.125% 2/9/16	5,000	5,100
5.375% 2/10/20	25,000	25,914
LVB Acquisition 11.625% 10/15/17	125,000	138,750
#Novasep Holding 144A 9.75% 12/15/16	140,000	130,200
PHH 7.125% 3/1/13	135,000	127,744
#Quintiles Transnational 144A 9.50% PIK 12/30/14	65,000	65,813
#ServiceMaster PIK 144A 10.75% 7/15/15	135,000	139,050

Smithfield Foods
7.75% 5/15/13	155,000	151,899
7.75% 7/1/17	25,000	23,000
#Smithfield Foods 144A 10.00% 7/15/14	35,000	38,063
#TOPS Markets 144A 10.125% 10/15/15	135,000	140,063
#Viskase 144A 9.875% 1/15/18	135,000	137,363
Yale University 2.90% 10/15/14	45,000	45,882
*Yankee Acquisition 9.75% 2/15/17	145,000	145,362
		2,157,194
Energy – 6.38%
#Antero Resources Finance 144A 9.375% 12/1/17	110,000	112,750
#Aquilex Holdings 144A 11.125% 12/15/16	100,000	105,000
Chesapeake Energy 9.50% 2/15/15	140,000	152,950
Complete Production 8.00% 12/15/16	130,000	127,075
Copano Energy 7.75% 6/1/18	125,000	122,813
*#Crosstex Energy 144A 8.875% 2/15/18	110,000	112,200
Denbury Resources 9.75% 3/1/16	105,000	113,663
#Drummond 144A 9.00% 10/15/14	135,000	135,675
Dynergy Holdings 7.75% 6/1/19	210,000	165,900
El Paso
6.875% 6/15/14	44,000	44,589
7.00% 6/15/17	205,000	206,654
Enbridge Energy Partners 9.875% 3/1/19	50,000	65,911
Energy Transfer Partners 9.70% 3/15/19	45,000	56,783
Enterprise Products Operating
•8.375% 8/1/66	115,000	116,436
9.75% 1/31/14	45,000	54,888
#Gazprom 144A 8.625% 4/28/34	1,000,000	1,130,999
#Gibson Energy 144A 10.00% 1/15/18	80,000	78,400
*#Headwaters 144A 11.375% 11/1/14	140,000	142,100
#Helix Energy Solutions Group 144A 9.50% 1/15/16	235,000	238,525
#Hercules Offshore 144A 10.50% 10/15/17	125,000	125,000
#Hilcorp Energy I 144A 7.75% 11/1/15	220,000	215,050
#Holly 144A 9.875% 6/15/17	115,000	118,450
*International Coal Group 10.25% 7/15/14	180,000	184,500
*Key Energy Services 8.375% 12/1/14	250,000	248,750
Kinder Morgan Energy Partners 9.00% 2/1/19	20,000	25,294
Lukoil International Finance 6.356% 6/7/17	1,000,000	1,002,500
Mariner Energy 8.00% 5/15/17	140,000	134,400
Markwest Energy Partners 8.75% 4/15/18	75,000	76,313
#Midcontinent Express Pipeline 144A
5.45% 9/15/14	25,000	26,104
6.70% 9/15/19	10,000	10,543
#Murray Energy 144A 10.25% 10/15/15	110,000	110,688
Nexen 7.50% 7/30/39	35,000	40,353
#NFR Energy 144A 9.75% 2/15/17	140,000	137,550
Noble Energy 8.25% 3/1/19	30,000	36,471
OPTI Canada 7.875% 12/15/14	255,000	225,675
Pemex Project Funding Master Trust 6.625% 6/15/35	1,000,000	955,809
Petrobras International Finance 5.75% 1/20/20	5,000	5,069
PetroHawk Energy 7.875% 6/1/15	55,000	55,275
Petroleum Development 12.00% 2/15/18	145,000	152,975
Plains All American Pipeline 5.75% 1/15/20	50,000	52,235
Pride International 8.50% 6/15/19	35,000	39,288
Quicksilver Resources 7.125% 4/1/16	200,000	187,000
#SandRidge Energy 144A
8.75% 1/15/20	10,000	9,850
9.875% 5/15/16	185,000	191,938
TNK-BP Finance 7.875% 3/13/18	2,000,000	2,104,999
•TransCanada Pipelines 6.35% 5/15/67	30,000	28,233
Weatherford International 9.625% 3/1/19	25,000	31,902
#Woodside Finance 144A
4.50% 11/10/14	20,000	20,692
5.00% 11/15/13	10,000	10,464
8.125% 3/1/14	10,000	11,683
		9,858,364
Finance & Investments – 1.24%
•American International Group I 8.175% 5/15/58	115,000	78,488
Capital One Capital V 10.25% 8/15/39	200,000	227,425
Cardtronics 9.25% 8/15/13	85,000	87,338

City National Capital Trust I 9.625% 2/1/40		140,000	152,994
General Electric Capital
5.50% 1/8/20		35,000	35,263
6.00% 8/7/19		160,000	167,702
•Genworth Financial 6.15% 11/15/66		95,000	66,500
International Lease Finance
5.35% 3/1/12		20,000	18,492
5.55% 9/5/12		70,000	62,759
5.625% 9/20/13		165,000	140,855
6.375% 3/25/13		60,000	52,881
6.625% 11/15/13		155,000	136,683
MetLife 6.40% 12/15/36		100,000	87,500
•#Metlife Capital Trust X 144A 9.25% 4/8/38		125,000	140,000
Nuveen Investments 10.50% 11/15/15		395,000	359,449
Prudential Financial 3.875% 1/14/15		35,000	35,444
P@•XL Capital 6.50% 12/31/49		85,000	67,473
			1,917,246
Media – 2.13%
Affinion Group 11.50% 10/15/15		100,000	102,500
#Cablevision Systems 144A 8.625% 9/15/17		75,000	77,625
*CCH II 13.50% 11/30/16		115,000	136,419
#Cengage Learning Acquisitions 144A 10.50% 1/15/15		80,000	73,300
#Charter Communications Operating 144A 10.875% 9/15/14		65,000	72,719
*Clear Channel Communications 10.75% 8/1/16		185,000	142,450
*#Columbus International 144A 11.50% 11/20/14		130,000	138,450
Comcast
4.95% 6/15/16		30,000	31,283
5.15% 3/1/20		20,000	20,221
6.50% 1/15/15		5,000	5,680
#COX Communications 144A
5.875% 12/1/16		15,000	16,376
6.95% 6/1/38		5,000	5,387
DIRECTV Holdings 7.625% 5/15/16		70,000	76,833
#DirecTV Holdings 144A 4.75% 10/1/14		20,000	20,958
Dish DBS 7.875% 9/1/19		80,000	82,800
#Dish DBS 144A 7.875% 9/1/19		55,000	56,925
@Grupo Televisa 8.49% 5/11/37	MXN	10,000,000	674,257
#GXS Worldwide 144A 9.75% 6/15/15	USD	140,000	133,700
#MDC Partners 144A 11.00% 11/1/16		70,000	75,250
#Mediacom Capital 144A 9.125% 8/15/19		65,000	65,650
Nielsen Finance
10.00% 8/1/14		110,000	114,675
11.50% 5/1/16		40,000	44,750
11.625% 2/1/14		85,000	95,094
Ω12.50% 8/1/16		95,000	86,450
#Sinclair Television Group 144A 9.25% 11/1/17		95,000	99,038
#Terremark Worldwide 144A 12.25% 6/15/17		125,000	137,813
Time Warner Cable 8.25% 4/1/19		40,000	48,678
#Univision Communications 144A 12.00% 7/1/14		95,000	103,313
*•#Univision Communications PIK 144A 9.75% 3/15/15		80,000	71,200
#UPC Holding 144A 9.875% 4/15/18		100,000	104,500
#Vivendi 144A 5.75% 4/4/13		55,000	59,516
#XM Satellite Radio 144A 13.00% 8/1/13		295,000	324,500
			3,298,310
Real Estate – 0.13%
#Digital Realty Trust 144A 5.875% 2/1/20		10,000	9,906
*#Felcor Lodging Trust 144A 10.00% 10/1/14		140,000	136,850
ProLogis 7.375% 10/30/19		35,000	36,232
Regency Centers 5.875% 6/15/17		20,000	19,934
			202,922
Services Cyclical – 1.91%
#Ashtead Capital 144A 9.00% 8/15/16		100,000	101,000
Avis Budget Car Rental
7.625% 5/15/14		185,000	173,437
7.75% 5/15/16		125,000	113,438
Delta Air Lines 7.92% 11/18/10		90,000	90,900
*#Equinox Holdings 144A 9.50% 2/1/16		140,000	138,600
#Galaxy Entertainment Finance 144A 9.875% 12/15/12		305,000	317,962
#General Maritime 144A 12.00% 11/15/17		140,000	145,600
Global Cash Access 8.75% 3/15/12		40,000	39,800

#Harrah's Operating 144A 10.00% 12/15/18	225,000	171,000
*Hertz 10.50% 1/1/16	140,000	145,600
International Game Technology 7.50% 6/15/19	15,000	17,139
#Kansas City Southern de Mexico 144A 8.00% 2/1/18	140,000	138,950
MGM Mirage
*7.50% 6/1/16	175,000	139,563
13.00% 11/15/13	95,000	108,775
*#MGM Mirage 144A 11.375% 3/1/18	195,000	181,349
Mohegan Tribal Gaming Authority
6.875% 2/15/15	40,000	28,000
*7.125% 8/15/14	95,000	70,775
#National Money Mart 144A 10.375% 12/15/16	140,000	146,650
*#NCL 144A 11.75% 11/15/16	70,000	72,975
Pinnacle Entertainment 7.50% 6/15/15	145,000	120,713
Royal Caribbean Cruises 6.875% 12/1/13	125,000	125,000
RSC Equipment Rental 9.50% 12/1/14	135,000	131,288
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	110,000	88,000
#United Air Lines 144A 12.00% 11/1/13	140,000	136,500
		2,943,014
Services Non-cyclical – 1.32%
Accellent 10.50% 12/1/13	100,000	100,250
Allied Waste North America
6.875% 6/1/17	40,000	43,262
7.125% 5/15/16	30,000	32,441
Bausch & Lomb 9.875% 11/1/15	205,000	211,150
#CareFusion 144A 6.375% 8/1/19	65,000	71,564
Casella Waste Systems 9.75% 2/1/13	305,000	306,907
Cornell 10.75% 7/1/12	60,000	61,350
DJO Finance 10.875% 11/15/14	130,000	139,750
HCA 9.25% 11/15/16	175,000	186,156
Hospira 6.40% 5/15/15	95,000	106,807
Inverness Medical Innovations 9.00% 5/15/16	160,000	161,200
Life Technologies
4.40% 3/1/15	5,000	5,067
6.00% 3/1/20	40,000	41,318
*Psychiatric Solutions 7.75% 7/15/15	140,000	135,100
#Psychiatric Solutions 144A 7.75% 7/15/15	60,000	56,400
Select Medical 7.625% 2/1/15	140,000	132,300
UnitedHealth Group 5.80% 3/15/36	5,000	4,834
Universal Hospital Services PIK 8.50% 6/1/15	120,000	117,000
•US Oncology Holdings 6.428% 3/15/12	140,000	132,300
		2,045,156
Technology – 0.57%
*First Data 9.875% 9/24/15	280,000	243,600
Freescale Semiconductor 8.875% 12/15/14	165,000	147,263
Sanmina-SCI 8.125% 3/1/16	231,000	228,690
*Sungard Data Systems 10.25% 8/15/15	250,000	260,625
		880,178
Telecommunications – 3.96%
American Tower 7.00% 10/15/17	30,000	33,600
Cincinnati Bell 8.25% 10/15/17	100,000	100,500
Citizens Utilities 7.125% 3/15/19	120,000	112,800
#Clearwire Communications 144A 12.00% 12/1/15	280,000	275,100
*Cricket Communications 9.375% 11/1/14	138,000	138,000
#Digicel Group 144A
8.25% 9/1/17	100,000	95,500
*8.875% 1/15/15	1,100,000	1,055,999
9.125% 1/15/15	100,000	97,000
#GCI 144A 8.625% 11/15/19	140,000	142,975
#GeoEye 144A 9.625% 10/1/15	80,000	81,600
#Global Crossing 144A 12.00% 9/15/15	125,000	136,563
Intelsat 6.50% 11/1/13	135,000	126,563
Intelsat Bermuda 11.25% 2/4/17	435,000	443,155
Intelsat Jackson Holdings 11.25% 6/15/16	130,000	139,425
Level 3 Financing 9.25% 11/1/14	105,000	100,013
#Level 3 Financing 144A 10.00% 2/1/18	85,000	78,413
*MetroPCS Wireless 9.25% 11/1/14	218,000	218,545
#NII Capital 144A 10.00% 8/15/16	200,000	218,000
#Nordic Telephone Holdings 144A 8.875% 5/1/16	110,000	118,250

PAETEC Holding
8.875% 6/30/17	105,000	106,313
*9.50% 7/15/15	75,000	73,313
Qwest Capital Funding 7.75% 2/15/31	80,000	70,800
Qwest Communications International 7.50% 2/15/14	85,000	86,275
Rogers Wireless 7.50% 3/15/15	15,000	17,763
Sprint Capital
6.875% 11/15/28	55,000	41,938
8.75% 3/15/32	450,000	399,374
*#Telcordia Technologies 144A 10.00% 3/15/13	165,000	156,338
Telecom Italia Capital 5.25% 10/1/15	90,000	94,570
Telesat Canada
11.00% 11/1/15	120,000	131,400
12.50% 11/1/17	140,000	157,500
US West Communications 7.25% 9/15/25	85,000	81,600
#Viasat 144A 8.875% 9/15/16	70,000	71,575
Virgin Media 6.50% 11/15/16	307,000	361,492
Virgin Media Finance 8.375% 10/15/19	100,000	101,125
West 11.00% 10/15/16	105,000	105,788
#Wind Acquisition Finance 144A
11.75% 7/15/17	140,000	150,500
12.00% 12/1/15	150,000	161,250
#Windstream 144A 7.875% 11/1/17	45,000	44,213
		6,125,128
Utilities – 1.47%
AES
7.75% 3/1/14	105,000	105,656
8.00% 6/1/20	5,000	4,931
Ameren 8.875% 5/15/14	10,000	11,649
*#American Transmission Systems 144A 5.25% 1/15/22	20,000	20,518
CMS Energy 6.55% 7/17/17	10,000	10,234
#EDF 4.60% 1/27/20	15,000	15,037
Edison Mission Energy 7.50% 6/15/13	80,000	74,400
Elwood Energy 8.159% 7/5/26	157,828	151,871
Energy Future Holdings
5.55% 11/15/14	100,000	73,478
*11.375% 11/1/17	100,000	76,250
Illinois Power 9.75% 11/15/18	80,000	104,102
Korea Southern Power 5.375% 4/18/13	630,000	661,100
*Mirant Americas Generation 8.50% 10/1/21	215,000	202,101
NRG Energy 7.375% 2/1/16	115,000	113,706
Orion Power Holdings 12.00% 5/1/10	205,000	207,307
Pennsylvania Electric 5.20% 4/1/20	45,000	45,462
PPL Electric Utilities 7.125% 11/30/13	25,000	28,914
Public Service Co. of Oklahoma 5.15% 12/1/19	45,000	45,972
•Puget Sound Energy 6.974% 6/1/67	165,000	147,039
*Texas Competitive Electric Holdings 10.50% 11/1/15	220,000	165,528
		2,265,255
Total Corporate Bonds (cost $48,052,251)		50,937,362

Non-Agency Asset-Backed Securities – 0.55%
•#AH Mortgage Advance Trust 144A Series 2009-ADV3 A1 2.179% 10/6/21	40,000	39,800
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	33,052	33,455
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	6,654	6,755
Series 2008-A A3 4.94% 4/25/14	56,307	57,530
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	69,472	68,882
Chase Issuance Trust Series 2005-A7 A7 4.55% 3/15/13	45,000	46,571
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	100,000	70,206
CNH Equipment Trust
Series 2008-A A3 4.12% 5/15/12	8,150	8,262
Series 2008-A A4 4.93% 8/15/14	30,000	31,242
Series 2008-B A3A 4.78% 7/16/12	16,633	16,950
Series 2009-C A3 1.85% 12/16/13	15,000	15,120
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	100,000	110,365
#Dunkin Securitization 144A Series 2006-1 A2 5.779% 6/20/31	150,000	146,110
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12	28,856	28,989
Series 2006-2 A2 5.35% 3/15/13	61,049	62,763
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	6,738	6,843
Series 2008-A A3 4.93% 12/17/12	30,000	31,242

John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12		21,775	22,084
•MBNA Credit Card Master Note Trust Series 2005-A4 0.27% 11/15/12		30,000	29,968
•Merrill Auto Trust Securitization Series 2007-1 A4 0.29% 12/15/13		25,000	24,816
Total Non-Agency Asset-Backed Securities (cost $859,351)			857,953

Non-Agency Collateralized Mortgage Obligations – 0.47%
@•Bear Stearns ARM Trust Series 2007-1 3A2 5.718% 2/25/47		230,990	29,564
Citicorp Mortgage Securities
Series 2006-4 3A1 5.50% 8/25/21		30,880	29,814
Series 2007-1 2A1 5.50% 1/25/22		177,396	154,995
•Series 2007-AR8 1A3A 5.813% 8/25/37		79,564	58,233
•First Horizon Asset Securities
Series 2007-AR2 1A1 5.811% 8/25/37		119,100	91,226
Series 2007-AR3 2A2 6.291% 11/25/37		86,247	67,788
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.344% 1/25/36		163,702	136,067
•MASTR ARMs Trust Series 2006-2 4A1 4.981% 2/25/36		82,796	76,527
•Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR2 2A1 2.895% 3/25/35		65,584	58,072
Series 2005-AR16 6A4 4.998% 10/25/35		55,618	20,886
Total Non-Agency Collateralized Mortgage Obligations (cost $1,078,345)			723,172

«Senior Secured Loans – 0.29%
Alion Science Term Tranche Loan B 9.50% 2/6/13		60,000	59,944
Energy Futures Holdings Term Tranche Loan B2 3.729% 10/10/14		167,346	135,415
Harrahs Chester Downs & Marina 12.375% 12/31/16		103,031	104,319
PQ Corp Term Tranche Loan B 6.74% 7/30/15		165,000	150,769
Total Senior Secured Loans (cost $421,574)			450,447

Sovereign Debt – 5.26%Δ
Barbados – 1.15%
#Republic of Barbados 144A 6.625% 12/5/35		2,000,000	1,770,354
			1,770,354
Brazil – 1.08%
Banco Nacional Desenvolvime Economico e Social 6.369% 6/16/18		500,000	528,750
Federal Republic of Brazil 10.25% 1/10/28	BRL	2,000,000	1,134,383
			1,663,133
Colombia – 0.35%
#Santa Fe de Bogota D.C. 144A 9.75% 7/26/28	COP	1,000,000,000	539,017
			539,017
Mexico – 1.06%
Mexican Bonos
7.50% 6/3/27	MXN	20,000,000	1,476,441
8.50% 5/31/29	MXN	1,970,000	157,722
			1,634,163
Pakistan – 1.09%
@#Republic of Pakistan 144A 6.875% 6/1/17	USD	2,000,000	1,690,000
			1,690,000
United Kingdom – 0.53%
@#CS International for City of Kyiv Ukraine 144A 8.25% 11/26/12		1,000,000	827,500
			827,500
Total Sovereign Debt (cost $8,498,833)			8,124,167

Supranational Banks – 4.60%
European Bank for Reconstruction & Development 7.00% 7/30/12		41,000,000	963,529
European Investment Bank
8.00% 10/21/13	ZAR	6,880,000	885,869
^10.708% 3/2/15	TRY	5,490,000	2,136,475
11.25% 2/14/13	BRL	1,800,000	1,060,886
Inter-American Development Bank 9.00% 8/6/10	BRL	2,081,000	1,155,049
International Bank for Reconstruction & Development 9.75% 8/2/10	ZAR	7,000,000	913,474
Total Supranational Banks (cost $7,272,223)			7,115,282

U.S. Treasury Obligations – 0.07%
U.S. Treasury Bond 4.375% 11/15/39	USD	25,000	24,375
U.S. Treasury Notes
2.375% 2/28/15		55,000	55,254
*3.625% 2/15/20		25,000	25,074
Total U.S. Treasury Obligations (cost $103,766)			104,703

Leveraged Non-Recourse Securities – 0.00%
w#JPMorgan Pass Through Trust Series 2007-B 144A 0.00% 1/15/87		500,000	0
Total Leveraged Non-Recourse Securities (cost $425,000)			0

		Number of
		Shares
Closed-End Fund – 0.16%
ING UK Real Estate Trust		317,470	250,543
Total Closed-End Fund (cost $681,549)			250,543

Exchange Traded Fund – 0.01%
*ProShares UltraShort Real Estate		2,600	19,032
Total Exchange Traded Funds (cost $54,032)			19,032

Limited Partnership – 0.04%
Blackstone Group		4,000	55,920
Total Limited Partnership (cost $53,797)			55,920

Preferred Stock – 0.38%
•Bank of America
8.00%		140,000	133,627
8.125%		75,000	71,578
Developers Diversified Realty Series I 7.50%		1,925	41,734
*Digital Realty Series A 8.50%		2,650	68,079
Freddie Mac 6.02%		32,000	28,800
•PNC Financial Services Group 8.25%		10,000	10,555
Prologis Series G 6.75%		7,050	149,318
*Vornado Realty Trust 6.625%		3,700	80,845
Total Preferred Stock (cost $1,294,847)			584,536

		Principal
		Amount°
Residual Interest Trust Certificates – 0.00%
=w#Freddie Mac Auction Pass Through Trust Series 2007-6 Series 7-6B 144A	USD	200,000	0
Total Residual Interest Trust Certificates (cost $217,676)			0

≠Discount Note – 7.85%
Federal Home Loan Bank 0.06% 3/1/10		12,134,075	12,134,075
Total Discount Note (cost $12,134,075)			12,134,075

Total Value of Securities Before Securities Lending Collateral – 122.36%
(cost $197,379,679)			189,127,182

Securities Lending Collateral** – 8.77%
Investment Companies
Mellon GSL DBT II Collateral Fund		10,939,770	10,939,770
BNY Mellon SL DBT II Liquidating Fund		2,627,998	2,603,032
@†Mellon GSL Reinvestment Trust II		328,120	13,945
Total Securities Lending Collateral (cost $13,895,888)			13,556,747

Total Value of Securities – 131.13%
(cost $211,275,567)			202,683,929 ©
Obligation to Return Securities Lending Collateral** – (8.99%)			(13,895,888)
Borrowing Under Line of Credit – (25.88%)			(40,000,000)
Receivables and Other Assets Net of Liabilities (See Notes) – 3.74%			5,775,300
Net Assets Applicable to 12,952,983 Shares Outstanding – 100.00%			$154,563,341

°Principal amount shown is stated in the currency in which each security is denominated.

BRL – Brazilian Real
COP – Colombian Peso
EUR – European Monetary Unit
MXN – Mexican Peso
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand

❖Securities have been classified by type of business.
*Fully or partially on loan.
†Non income producing security.
‡Non income producing security. Security is currently in default.
@Illiquid security. At February 28, 2010, the aggregate amount of illiquid securities was $4,036,673, which represented 2.61% of the Fund’s net assets. See Note 6 in “Notes."
•Variable rate security. The rate shown is the rate as of February 28, 2010.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 28, 2010, the aggregate amount of Rule 144A securities was $28,005,013, which represented 18.12% of the Fund’s net assets. See Note 6 in "Notes."
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
fStep coupon bond. Coupon increases/decreases periodically based on a predetermined schedule. Stated rate in effect at February 28, 2010.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
^Zero coupon security. The rate shown is the yield at the time of purchase.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At February 28, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 5 in "Notes."
©Includes $13,448,897 of securities loaned.
PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At February 28, 2010, the aggregate amount of the restricted securities was $67,473 or 0.04% of the Fund's net assets. See Note 6 in "Notes."

Summary of Abbreviations:
ADR – American Depositary Receipts
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
GNMA – Government National Mortgage Association
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts and swap contracts were outstanding at February 28, 2010:

Foreign Currency Exchange Contracts
					Unrealized
Contracts to Receive		In Exchange For		Settlement Date	Appreciation
EUR	1,800	USD	(2,439)	3/1/10	$12

Swap Contracts
CDS Contracts
				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Bank of America
Consolidated Edison 5yr CDS	$45,000	1.00%	3/20/15	$131
Barclays
ITRAXX Eur Sub Financials 12.1 5yr CDS	60,000	1.00%	12/20/14	(315)
J.P. Morgan Chase
Penny (J.C.)
5 yr CDS	55,000	1.00%	3/20/15	385
5 yr CDS	40,000	1.00%	3/20/15	407
5 yr CDS	25,000	1.00%	3/20/15	140
Sunoco 5 yr CDS	75,000	1.00%	3/20/15	3,299
	$300,000			$4,047

Protection Sold:
Citigroup
MetLife 5 yr CDS	$25,000	5.00%	9/20/14	$718
JPMorgan Chase
Macy’s
5 yr CDS	55,000	1.00%	3/20/15	(183)
5 yr CDS	40,000	1.00%	3/20/15	(533)
5 yr CDS	25,000	1.00%	3/20/15	(58)
Valero Energy 5 yr CDS	75,000	1.00%	3/20/15	(1,744)
	$220,000			(1,800)
Total				$2,247

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes."

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on financial futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At February 28, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At February 28, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 28, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$212,322,935
Aggregate unrealized appreciation	10,882,315
Aggregate unrealized depreciation	(20,521,321)
Net unrealized depreciation	$(9,639,006)

For federal income tax purposes, at November 30, 2009, capital loss carryforwards of $58,412,011 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $1,676,026 expires in 2015, $34,480,079 expires in 2016, and $22,255,906 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of February 28, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$9,802,504	$39,801	$9,842,305
Common Stock	82,081,658	-	-	82,801,658
Corporate Debt	274,500	68,664,773	182,151	69,121,424
Foreign Debt	-	12,865,792	2,373,657	15,239,449
Investment Companies	19,032	-	-	19,032
U.S. Treasury Obligations	104,703	-	-	104,703
Short-Term	-	12,134,075	-	12,134,075
Securities Lending Collateral	10,939,770	2,603,032	13,945	13,556,747
Other	-	584,536	-	584,536
Total	$93,419,663	$106,654,712	$2,609,554	$202,683,929

Foreign Currency Exchange Contracts	$-	$12	$-	$12
Swap Contracts	$-	$2,247	$-	$2,247

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Total
Balance as of 11/30/09	$131,070	$-	$3,479,000	$13,945	$3,624,015
Purchases	-	185,000	156,020	-	341,020
Sales	(172,629)	-	(1,235,688)	-	(1,408,317)
Net realized gain (loss)	6	-	(4,286)	-	(4,280)
Transfers out of Level 3	(502,127)	-	-	-	(502,127)
Net change in unrealized
appreciation/depreciation	583,481	(2,849)	(21,389)	-	554,243
Balance as of 2/28/10	$39,801	$182,151	$2,373,657	$13,945	$2,609,554

Net change in unrealized
appreciation/depreciation from
investments still held as of 2/28/10	$162,904	$(2,849)	$(51,569)	$-	$108,486

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending November 30, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Line of Credit
For the period ended February 28, 2010, the Fund borrowed money pursuant to a $50,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on June 30, 2010. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At February 28, 2010, the par value of loans outstanding was $40,000,000 at a variable interest rate of 1.5625%. During the period ended February 28, 2010, the average daily balance of loans outstanding was $40,000,000 at a weighted average interest rate of approximately 1.5837%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Financial Futures Contracts
A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. There were no financial futures contracts outstanding at February 28, 2010.

Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended February 28, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At February 28, 2010, the aggregate unrealized depreciation of credit default swaps was $2,833. The Fund had posted $300,000 as collateral, net of collateral received, for certain open derivatives. If a credit event had occurred for all swap transactions as of February 28, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $80,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the schedule of investments, at February 28, 2010, the notional value of the protection sold was $220,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At February 28, 2010, the net unrealized depreciation of the protection sold was $1,800.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of February 28, 2010 were as follows:

	Asset Derivatives		Liability Derivatives

	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts	Receivables and other		Liabilities net of receivables
(Forward Currency Contracts)	assets net of liabilities	$12	and other assets	$-

	Receivables and other		Liabilities net of receivables
Credit contracts (Swaps)	assets net of liabilities	2,562	and other assets	315

Total		$2,574		$315

The effect of derivative instruments on the statement of operations for the period ended February 28, 2010 was as follows:

	Location of Gain or	Realized Loss on	Change in Unrealized
	Loss on Derivatives	Derivatives	Appreciation on Derivatives
	Recognized in Income	Recognized in Income	Recognized in Income
	Net realized loss on
	foreign currencies and
	net change in unrealized
	appreciation/depreciation
Foreign exchange contracts	of investments and
(Forward Currency Contracts)	foreign currencies	$(29,053)	$12

	Net realized loss on
	swap contracts and net
	change in unrealized
	appreciation/deprecation
	of investments and
Credit contracts (Swaps)	foreign currencies	(36)	1,287

Total		$(29,089)	$1,299

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Fund’s previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings (S&P) Group or Moody’s Investors Service, Inc.(Moody’s) or repurchase agreements collateralized by such securities. The Fund will not make additional investments of cash collateral in the Liquidating Fund; the Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At February 28, 2010, the value of securities on loan was $13,448,897, for which the Fund received collateral, comprised of securities collateral valued at $26,416, and cash collateral of $13,895,888. At February 28, 2010, the value of invested collateral was $13,556,747. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on each Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 28, 2010. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Fund. On January 4, 2010, the new investment advisory agreement between DMC and the Fund that was approved by the shareholders became effective.

8. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to February 28, 2010 through April 26, 2010, the date of issuance of the Fund’s schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: